TRANSAMERICA EXTRA VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated August 14, 2003

to the

Prospectus dated May 1, 2003

On or about September 15, 2003, Templeton Investment Counsel, LLC. is scheduled to be added as a co-sub-adviser to Great Companies—Global2. At that time, the Great Companies Global2 subaccount will be renamed “Templeton Great Companies – Global.”

This Prospectus Supplement must be accompanied

by the Prospectus for the

Transamerica EXTRA Variable Annuity dated May 1, 2003